UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 11, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CNXA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2023, Connexa Sports Technologies Inc. (the “Company”) entered into a loan and security modification agreement (the “Loan and Security Modification Agreement”) with a one or more institutional investors (the “Lenders”) and a certain institutional investor, as agent for the Lenders (the “Agent”) amending the terms of the Loan and Security Agreement dated January 6, 2023 (the “LSA”) by and among the Company, the Lenders and the Agent to make an additional loan of $1,000,000 and modify the terms of the LSA to reflect the New Loan.

In connection with the Loan and Security Modification Agreement, the Company agreed to issue to the investor warrants (the “Common Warrants”) to purchase up to 169,196 shares of Common Stock at an exercise price of $1.90 per share. The Common Warrants are exercisable six months after their issuance and will expire five and one-half years from their date of issuance. The Common Warrants and the shares of our Common Stock issuable upon the exercise of the Common Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Loan and Security Modification Agreement, the LSA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of Loan and Security Modification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit No.	Description
4.1	Form of Warrant

10.1*	Form of Loan and Security Modification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Company agrees to furnish supplementally a copy of any omitted schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Connexa Sports Technologies Inc.
a Delaware corporation

Dated: October 11, 2023	By:	/s/ Mike Ballardie
Chief Executive Officer